EXHIBIT 99.1

WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

U.S. DOLLARS IN THOUSANDS

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

Kost Forer Gabbay & Kasierer 144 Menachem Begin Road, Building A, Tel-Aviv 6492102, Israel	Tel: +972-3-6232525 Fax: +972-3-5622555 ey.com

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

WAYCARE TECHNOLOGIES LTD.

We have audited the accompanying consolidated financial statements of Waycare Technologies Ltd and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2020 and the related consolidated statements of comprehensive loss , convertible preferred shares and shareholders' deficiency and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Waycare Technologies Ltd and its subsidiary at December 31, 2020 and the consolidated results of their comprehensive loss and its their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

KOST FORER GABBAY & KASIERER
A Member of Ernst & Young Global
Tel-Aviv, Israel
September 14, 2021

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEET
U.S. dollars in thousands (except share data)

		December 31,
	Note	2020
ASSETS

CURRENT ASSETS:
Cash and cash equivalents		$1,299
Restricted cash		82
Trade receivables		642
Other current assets	3	108

Total current assets		2,131

NON - CURRENT ASSETS:
Property and equipment, net	4	48

Total assets		$2,179

LIABILITIES AND CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS DEFICIENCY

CURRENT LIABILITIES:
Trade payables		$74
Employees and payroll accruals		300
Other accounts payables		217
Deferred revenues		93

Total current liabilities		684

Total liabilities		$684

Commitments and Contingencies	5

Convertible preferred shares, NIS 0.01 par value per share, 2,552,902 shares authorized: 2,388,279 issued and outstanding as of December 31, 2020	6	$9,625

SHAREHOLDERS' DEFICIENCY:	7
Ordinary shares, NIS 0.01 par value per share, 7,471,028 shares authorized: 943,545 issued and outstanding as of December 31, 2020		3
Additional paid in capital		791
Accumulated deficit		(8,924)
Treasury shares		(*)

Total shareholders' deficiency		(8,130)

Total liabilities, convertible preferred shares and shareholders' deficiency		$2,179

(*) Represents less than $ 1 thousand.

The accompanying notes are an integral part of the financial statements.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
U.S. dollars in thousands (except share data)

		December 31, Year ended
	Note	2020

Revenues		$2,034
Cost of revenues		709

Gross profit		1,325

Research and development expenses		2,842
Marketing, general and administrative expenses		2,158

Total operating expenses		5,000

Operating loss		3,676

Financial expenses, net		28

Loss before taxes on income		3,703

Taxes on income	8	22

Total comprehensive loss		$3,725

The accompanying notes are an integral part of the financial statements.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' DEFICIENCY
U.S. dollars in thousands (except share data)

	Convertible Preferred Shares	Amount	Ordinary Shares	Amount	Treasury Shares	Additional paid in capital	Accumulated deficit	Total Shareholders' deficiency

Balance as of January 1, 2020	2,388,279	$9,625	1,051,300	$3	$ (*)	$388	$(5,199)	$(4,808)

Stock-based compensation	-	-	-	-	-	402	-	402
Exercise of options	-	-	33,912	-	-	1	-	1
Purchase of treasury shares	-	-	(141,667)	(*)	(*)	-	-	(*)
Loss	-	-	-	-	-	-	(3,725)	(3,725)

Balance as of December 31, 2020	2,388,279	$9,625	943,545	$3	$ (*)	$791	$(8,924)	$(8,130)

(*) Represents less than $ 1 thousand.

The accompanying notes are an integral part of the financial statements.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOW
U.S. dollars in thousands (except share data)

December 31, Year ended
2020
Cash flows from operating activities:

Loss	$(3,725)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation on fixed assets	17
Stock-based compensation	402
Increase in trade receivables	(416)
Decrease in other accounts receivable	162
Increase in trade payables	15
Increase in employees and payroll accruals	83
Increase in other accounts payable	195
Increase in deferred revenues	93

Net cash used in operating activities	(3,174)

Cash flows from investing activities:

Purchase of property and equipment	(34)

Net cash used in investing activities	(34)

Cash flows from financing activities:

Proceeds from short-term deposit	24
Exercise of options	1

Net cash provided by financing activities	25

Decrease in cash, cash equivalents and restricted cash	(3,183)
Cash, cash equivalents and restricted cash at the beginning of the period	4,564

Cash, cash equivalents and restricted cash at the end of the period	$1,381

Supplemental disclosures of cash flow information:
Income tax payments	$18

(*) Represents less than $ 1 thousand.

The accompanying notes are an integral part of the financial statements.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 1:- GENERAL

a.	Waycare Technologies Ltd. ("the Company") was incorporated as a private company on June 27, 2016 under the laws of the state of Israel and began its operations on July 1, 2017.

The Company develops systems in the smart transportation field, which identify car accidents, and traffic jams.

b.	In April 2018, the Company has established a fully owned subsidiary in the United States, Waycare Technologies INC ("Waycare INC"). Waycare INC engages in sales and marketing services for the Company.

c.

Since inception, the Company has incurred accumulated deficit of $8,924 and negative cash flows from operating activities. The Company is dependent upon additional funding sources in order to continue its activities and therefore there is uncertainty about the ability to generate positive cash flows from its activities in the future. The Purchaser is committed to financially support the Company in order to enable it to fulfil its financial obligation for a period of at least 12 months from the date the approval of the financial statements (see note 9).

d.

In December 2019, a novel coronavirus (“COVID-19”) was reported in China. During March 2020, it was declared a pandemic by the World Health Organization (“WHO"). According to health authorities in different locations, the Company instructed its employees to work from home. The Company has also suspended all non-essential travel worldwide for its employees. It is not possible at this time to estimate the impact that COVID-19 could have on the Company business, as the impact will depend on future developments, which are highly uncertain and cannot be predicted.

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of presentation and principles of consolidation:

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (U.S. GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). The consolidated financial statements include accounts of the Company’s wholly owned subsidiary. All intercompany accounts and transactions are eliminated.

b.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

c.	Functional currency, presentation currency and foreign currency:

The functional currency of the Company and its subsidiaries is the U.S. dollar. Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are re-measured into U.S. dollars in accordance with Accounting Standard Codification (“ASC”) No. 830 “Foreign Currency Matters.” All transaction gains and losses of the re-measured monetary balance sheet items are reflected in the consolidated statements of operations as financial income or expenses, as appropriate.

d.	Cash equivalents:

The Company considers highly liquid investments, including unrestricted short-term bank deposits with an original maturity of three months or less from the date of investment, to be cash equivalents.

e.	Restricted Cash:

As collateral for guarantees provided to secure credit cards payments and rental agreement, the Company pledged deposits in favor of a bank.

f.	Fair value of financial instruments:

The accounting guidance for fair value provides a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures regarding fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. The accounting guidance establishes a three-tiered hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value as follows:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

Cash equivalents, restricted cash , trade receivable, trade payable, employee and payroll accruals and accrued expenses are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g.	Concentration of credit risks:

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents, restricted cash, and accounts receivable.

Cash, cash equivalents and restricted cash are deposited in major banks in Israel and the US. Such investments in Israel and the US may be in excess of insured limits and are not insured in other jurisdictions. Generally, cash and cash equivalents may be redeemed upon demand and, therefore, bear minimal risk. The Company grants credit to its customers in the normal course of business.

h.	Property and equipment, net:

Property and equipment are measured at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis at annual rates which are considered adequate for the depreciation of the assets over their estimated useful life as follows:

%
Computers and software	33
Office and furniture	15
Leasehold improvements	*

*)	Leasehold improvements are amortized according to the straight-line method over the lease term or in accordance with the estimated life of the improvement, whichever is shorter.

i.	Impairment of long-lived assets:

The long-lived assets of the Company are reviewed for impairment in accordance with ASC No. 360, “Property, Plant and Equipment” (“ASC No. 360”), whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. During the years ended December 31, 2020, no impairment losses have been identified.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

j.	Severance pay:

The Company agreements with most of the employees are in accordance with section 14 of the Severance Pay Law - 1963 which provide that the Company's contributions to severance pay fund shall cover its entire severance obligation. Accumulated amounts in the pension funds and with the insurance companies are not under the control or administration of the Company, and accordingly, neither those amounts nor the corresponding accrual for severance pay are reflected in the balance sheet. The obligation of the Company, under law and labor agreements, for termination benefits to employees not covered by the aforementioned pension or insurance plans, are included in the balance sheet, as the Company is legally released from the obligation to employees once the deposit amounts have been paid.

Severance expense for the years ended December 31, 2020 amounted to $90.

k.	Revenue recognition:

The Company adopted ASC 606 on January 1, 2019, using the modified retrospective transition method applied to those contracts which were not completed as of January 1, 2019. The new standard application had no material effect on the pattern of revenue recognition.

The Company derives its revenues mainly from subscription fees for the usage of its platform and related services.

The Company recognizes revenue in accordance with ASC Topic 606, Revenue from contracts with customers (“ASC 606”) and determines revenue recognition through the following steps: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied.

The Company recognizes revenue when its customer obtains control of promised services in an amount that reflects the consideration that the company expects to receive in exchange for those services.

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer, excluding taxes assessed by a governmental authority, that are collected by the Company from a customer.

The Company services provided on a subscription basis and recognized ratably over the contract period.

The Company applied the practical expedient in Topic 606 and did not evaluate contracts of one year or less for the existence of a significant financing component.

The Company recognizes contract liabilities (deferred revenues) when it receives advance payments from customers before performance obligations have been performed.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

l.	Cost of sales:

Cost of products is comprised of employee's salaries, servers cost and related costs.

m.	Research and development expenses:

Research and development expenses are charged to expenses, as incurred.

n.	Accounting for stock-based compensation:

ASC 718 - "Compensation-stock Compensation"- ("ASC 718") requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award is recognized as an expense over the requisite service periods in the Company's statements operations. The Company recognizes forfeitures of awards as they occur.

The Company recognizes compensation expense for the value of its awards on a straight-line basis over the requisite service period of each of the awards.

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing model. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected option term. Since the Company is not traded, the expected volatility is derived from the average historical share volatilities of several unrelated public companies within the Company’s industry that the Company considers to be comparable to its own business . The expected term represents the period that options are expected to be outstanding. For option grants that are considered to be “plain vanilla,” the Company determines the expected term using the simplified method. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the options. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

The fair value for options granted in 2020 is estimated at the date of grant using a Black-Scholes options pricing model with the following assumptions:

December 31, Year ended
2020

Expected term (in years)	6.25
Expected volatility	80%
Risk-free interest rate	0.20%-0.27%
Dividend yield	0%

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

o.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes” (“ASC 740”). This standard prescribes the use of the liability method, whereby deferred tax asset and liability accounts balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value, and if it is more likely than not that some portion of the entire deferred tax asset will not be realized.

The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740-10, “Income Taxes”. Accounting guidance addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements, under which a Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

p.	Recently issued accounting pronouncements:

In February 2016, the FASB issued ASU 2016-02, "Leases". The updated standard aims to increase transparency and comparability among organizations by requiring lessees to recognize lease assets and lease liabilities on the balance sheet and requiring disclosure of key information about leasing arrangements. As currently issued and amended, the standard will become effective for the Company in 2022. Early adoption is permitted. The Company is currently evaluating the impact of adoption on its consolidated financial statement.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 amends the impairment model to utilize an expected loss methodology in place of the currently used incurred loss methodology, which will result in the timelier recognition of losses. The new accounting standard will be effective for the fiscal year beginning on January 1, 2023, including interim periods within that year. The Company is currently evaluating the impact of adopting this new guidance on its financial statements.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 3:- OTHER CURRENT ASSETS

December 31,
2020

Government authorities	$43
Prepaid Expanses	65

$108

NOTE 4:- PROPERTY AND EQUIPMENT, NET

December 31,
2020
Cost:
Office and Furniture	$5
Leasehold Improvement	3
Computers and software	68

$76

Accumulated depreciation	$(28)

Depreciated cost	$48

Depreciation expenses amounted to $ 17 for the years ended December 31, 2020.

NOTE 5:- COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases facilities under an operating lease that expires on September 9, 2022. The lease agreement entered into by the Company includes an extension option for an additional 2 years.

Aggregate minimum lease and rental payments under non-cancelable operating leases as of December 31, 2020, are (in the aggregate) and for each succeeding fiscal year below:

Year ended December 31,	Operating leases payments

2021	$95
2022	71

Total	$166

Total operating leases expenses for the years ended December 31, 2020 amounted to $89.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 6:- CONVERTIBLE PREFERRED SHARES

a.	The Composition of the Company's Convertible Preferred shares is as follows:

	December 31, 2020
	Authorized	Issued and outstanding
Preferred shares A of NIS 0.01 par value each	1,628,181	1,475,538
Preferred shares A1 of NIS 0.01 par value each	250,982	239,002
Preferred shares A2 of NIS 0.01 par value each	152,378	152,378
Preferred shares A3 of NIS 0.01 par value each	359,052	359,052
Preferred shares A4 of NIS 0.01 par value each	162,309	162,309

Total	2,552,902	2,388,279

b.	Preferred shares rights:

Dividend rights- Dividends shall be distributed to the Shareholders (other than holders of Deferred Shares on account of such Shares) out of any assets of the Company legally available thereof when, as and if declared by the Board, subject to the Special Majority Requirements. Except in the case of a Distribution Event, any Dividends shall be paid to all holders of Preferred Shares and Ordinary Shares in proportion to the number of Ordinary Shares that would be held by each such holder if all Preferred Shares were converted into Ordinary Shares as of the record date for such Dividend.

Liquidation rights- In the event of: (i) any dissolution, liquidation, bankruptcy, or reorganization or winding-up of the Company; or (ii) a Deemed Liquidation ,then all assets or proceeds legally available for distribution to the Shareholders the Company in connection with such Distribution Event shall be distributed among the Shareholders according to the following order of preference:

(a). First, the Preferred Shareholders will be entitled to receive, (pro rata among themselves), prior to any distribution to any other Shareholders, an amount per Preferred Share equal to the greater of the following: (i) the applicable Original Issue Price of such Preferred Share, as may be adjusted to reflect stock split, stock combination, stock dividend, recapitalization or like events, plus cumulative interest thereon at the rate of eight percent (8%) per annum, non-compounded, from the date on which the applicable Original Issue Price of such Preferred Share has been received by the Company and until the date of the distribution, plus an amount equal to all declared but unpaid dividends on each such Preferred Share, less (A) the amount of distributions actually received in any prior Distribution Event, and (B) any Dividends actually received on such Preferred Share on account of any preference of such Preferred Share; or such amount per share that would actually be distributed to the holder of each such Preferred Share, assuming the conversion of such share into Ordinary Shares immediately prior to distribution of the Distributable Proceeds, and a distribution to all holders of Ordinary Shares and any such Preferred Shares so assumed converted, on a pro rata, pari passu basis, plus an amount equal to all declared but unpaid dividends on each such Preferred Share.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 6:- CONVERTIBLE PREFERRED SHARES (Cont.)

If upon the occurrence of such Distribution Event, the Distributable Proceeds shall be insufficient to permit the full payment of the Preferred Preference Amount, then the Distributable Proceeds shall be distributed ratably among all the holders of Preferred Shares only, and in proportion to the preferential amounts such Shareholders are entitled to receive as specified above. (b). Second, after the holders of the Preferred Shares have received the full Preferred Preference Amount, the remaining Distributable Proceeds shall be distributed only among the holders of Ordinary Shares on a pro rata basis, excluding for such purposes Ordinary Shares which both (i) are the result of the conversion of Preferred Shares, and (ii) have already received payments on account of the Preferred Preference Amount in the framework of such Distribution Event.

Voting rights - each holder of Preferred Shares is entitled to one vote per each share held by it (on an as-converted-to-ordinary share basis).

Conversion - each Preferred Share is automatically convertible into ordinary shares, at the respective holder's option, or automatically upon a qualified IPO of the Company or upon written demand of the Investor Majority (each as defined in the AoA) for each respective class of shares. The initial conversion ratio for each Preferred Share is 1:1. The conversion price per Preferred Share will be adjusted in the event of recapitalizations, share splits, ordinary share dividends, subdivisions and combinations of ordinary shares, as well in the event of certain anti-dilution events.

Redemption - The convertible preferred shares do not contain any date-certain redemption features. The convertible preferred shares are redeemable upon certain deemed liquidation events.

Classification of convertible preferred shares - The deemed liquidation preference provisions of the convertible preferred shares are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the convertible preferred shares have been presented outside of permanent equity in the temporary equity (mezzanine) section of the consolidated balance sheets.

NOTE 7:- SHAREHOLDERS' EQUITY

a.	Composition:

	December 31, 2020
	Authorized	Issued and outstanding
	Number of shares

Ordinary shares of NIS 0.01 par value each	7,471,028	943,545

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 7:- SHAREHOLDERS' EQUITY (Cont.)

b.	Shares rights:

1.

Ordinary shares confer upon their holders the right to receive notices of general meetings of the Company, to participate and vote in the general meetings, to appoint and dismiss directors, to participate in the distribution of dividends and to participate in distribution of surplus assets and funds of the Company in the event of liquidation (after the preference of Preferred shares) and certain other rights, all as are specified in the Company's Articles of Association.

c.	Treasury shares:

In November 2020, the Company purchased 141,667 Ordinary shares from one of the shareholders in price of 0.01 NIS per share.

d.	Share option plan:

The Company has authorized through its 2018 Share Option Plan (the "Plan”), an available pool of Ordinary shares of the Company from which to grant options to officers, advisors, management and other key employees of up to 539,417 ordinary shares. The options granted generally have a four-year vesting period and expire ten years after the date of grant, subject to the terms set forth in the Plan. Options granted under the Plan that are cancelled or forfeited before expiration become available for future grant. As of December 31, 2020, 206,510 of the Company's options are available for future grants.

The following table presents the changes in the number of share options and the weighted average exercise prices of share options:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate Intrinsic value

Outstanding as of January 1, 2020	327,139	$0.45	9.74	$314,524

Granted	92,008	0.29
Exercised	(33,912)	0.03
Forfeited	(56,223)	0.77

Outstanding as of December 31, 2020	329,012	$0.39	8.24	$256,208

Exercisable as of December 31, 2020	219,267	$0.34

The weighted-average grant date fair value of options granted during the year ended December 31, 2020 was $1.34.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 7:- SHAREHOLDERS' EQUITY (Cont.)

As of December 31, 2020, there was $213 of total unrecognized compensation cost related to non-vested options that are expected to be recognized over a weighted average period of approximately 2.69 years.

The share-based compensation expense by line item in the accompanying consolidated statements of operations is summarized as follows:

December 31,
2020

Cost of revenues	$4
Research and development	198
Marketing, general and administrative	200

Total	$402

Total share-based compensation expenses resulting from share options granted to non-employees included in the statement of operations for the year ended December 31, 2020 were immaterial.

NOTE 8:- TAXES ON INCOME

a.	Tax rates in Israel:

The Israeli corporate income tax rate was 23% in 2020. A company is taxable on its real capital gains at the corporate income tax rate in the year of sale.

b.	Income taxes on non-Israeli subsidiary:

Non-Israeli subsidiary is taxed according to the laws in its respective country of residence.

c.	Net operating losses carry forwards:

The Company has accumulated losses for tax purposes as of December 31, 2020 in the amount of approximately $6,000 which may be carried forward and offset against taxable income in the future for an indefinite period.

d.	Tax assessment:

The Company has not received assessments since its inception.

e.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets are comprised of operating loss carryforwards and other temporary differences.

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 8:- TAXES ON INCOME (Cont.)

Significant components of the Company's deferred tax assets are as follows:

December 31,
2020

Loss carryforward	$1,508
Research and development expenses	445
Accruals and reserves	11

Deferred tax assets before valuation allowance	1,964
Less - valuation allowance	(1,964)

Net deferred tax assets	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences and tax loss carryforward are deductible. Management considers the projected taxable income and tax-planning strategies in making this assessment. In consideration of the Company’s accumulated losses and the uncertainty of its ability to utilize its deferred tax assets in the future, management currently believes that it is more likely than not that the Company will not realize its deferred tax assets and accordingly recorded a valuation allowance to fully offset all the deferred tax assets.

f.	Reconciliation of the theoretical tax expense (benefit) to the actual tax expense:

In 2020, the main reconciling item of the statutory tax rate of the Company to the effective tax rate is tax loss carryforwards and other deferred tax assets for which a full valuation allowance was provided.

Loss before taxes on income consists of the following:

December 31,
2020

Domestic (Israel)	$3,778
Foreign	(76)

Total	$3,703

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WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS
U.S. dollars in thousands (except share data)

NOTE 9:- SUBSEQUENT EVENTS

1.

In April 2021 the Company entered into a loan agreement with the bank in total amount of $1,500. During the six months period ended June 30, 2021, the Company repaid $100, the remainder was paid subsequent to June 30, 2021 by the Company and Rekor, System Inc as part of the completion of the acquisition (see Note 9(2)).

2.

On August 6, 2021, the Company signed an agreement of a Shares Purchase Agreement ("SPA") to be fully acquired by Rekor Systems Inc. (the "Buyer"), for an aggregate purchase price of $61,000, subject to the terms of the agreement. The SPA contains customary representations, warranties, and covenants of the Company and the Buyer.

- 19 -

WAYCARE TECHNOLOGIES LTD.

AND ITS SUBSIDIARY

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

U.S. DOLLARS IN THOUSANDS

UNAUDITED

- 1 -

WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

		June 30,	December 31
	Note	2021	2020
		Unaudited

ASSETS

CURRENT ASSETS:
Cash and cash equivalents		$903	$1,299
Restricted cash		88	82
Short-term deposits		14	-
Trade receivables		1,280	642
Other current assets		131	108

Total current assets		2,416	2,131

NON - CURRENT ASSETS:
Property and equipment, net		70	48

Total assets		$2,486	$2,179

The accompanying notes are an integral part of the interim consolidated financial statements.

- 2 -

WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands (except share and per share data)

		June 30,	December 31
	Note	2021	2020
		Unaudited
LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Trade payables		$134	$74
Employees and payroll accruals		340	300
Other accounts payables		322	217
Current maturities of long-term loan	7	600	-
Deferred revenues		49	93

Total current liabilities
		$1,445	$684

NON - CURRENT LIABILITIES:
Long-term loan	7	800	-

Total liabilities		$2,245	$684

Commitments and Contingencies	4

Convertible preferred shares	5	$9,625	$9,625

SHAREHOLDERS' DEFICIENCY:	6
Ordinary shares		3	3
Additional paid in capital		1,008	791
Accumulated deficit		(10,395)	(8,924)
Treasury shares		(*)	(*)

Total shareholders' deficiency		(9,384)	(8,130)

Total liabilities, convertible preferred shares and shareholders' deficiency		$2,486	$2,179

(*) Represents less than $ 1 thousand.

The accompanying notes are an integral part of the interim consolidated financial statements.

- 3 -

WAYCARE TECHNOLOGIES LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
U.S. dollars in thousands (except share and per share data)

Six months ended
June 30, 2021
Unaudited

Revenues	$1,727
Cost of revenues	622

Gross profit	1,105

Research and development expenses	1,434
Marketing, general, and administrative expenses	1,125

Total operating expenses	2,559

Operating loss	1,454

Financial expenses, net	16

Loss before taxes on income	1,470

Taxes on income	1

Total comprehensive loss	$1,471

The accompanying notes are an integral part of the interim consolidated financial statements.

- 4 -

WAYCARE TECHNOLOGIES LTD.

CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' DEFICIENCY
U.S. dollars in thousands (except share and per share data)

	Convertible Preferred Shares	Amount	Ordinary Shares	Amount	Treasury Shares		Additional paid in capital	Accumulated deficit	Total Shareholders' deficiency

Balance as of January 1, 2021	2,388,279	$9,625	943,545	$3	$	(*)	$791	$(8,924)	$(8,130)

Stock-based compensation	-	-	-	-		-	217	-	217
Loss for the period	-	-	-	-		-	-	(1,471)	(1,471)

Balance as of June 30, 2021	2,388,279	$9,625	943,545	$3	$	(*)	$1,008	$(10,395)	$(9,384)

(*) Represents less than $ 1.

The accompanying notes are an integral part of the interim consolidated financial statements.

- 5 -

WAYCARE TECHNOLOGIES LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

Six months ended
2021
Unaudited
Cash flows from operating activities:

Net loss	$(1,471)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	13
Share-based compensation	217
Increase in trade receivables	(638)
Increase in other current assets	(23)
Increase in trade payables	60
Increase in employees and payroll accruals	40
Increase in other current liabilities	105
Decrease in deferred revenues	(44)

Net cash used in operating activities	$(1,741)

Cash flows from investing activities:

Purchase of property and equipment	(35)
Short-term deposit	(14)

Net cash used in investing activities	$(49)

Cash flows from financing activities:

Receipt of long-term loan	1,500
Repayment of long-term loan	(100)

Net cash provided by financing activities
$1,400

Decrease in cash, cash equivalents and restricted cash	(390)
Cash, cash equivalents and restricted cash at beginning of period	1,381

Cash, cash equivalents and restricted cash at end of period	$991

Supplemental disclosures of cash flow information:

Interest paid	$8

The accompanying notes are an integral part of the interim consolidated financial statements.

- 6 -

WAYCARE TECHNOLOGIES LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
U.S. dollars in thousands (except share and per share data)

NOTE 1:- GENERAL

a.

Waycare Technologies Ltd. ("the Company") was incorporated as a private company on June 27, 2016 under the laws of the state of Israel and began its operations on July 1, 2017. The Company develops systems in the smart transportation field, which identify car accidents, and traffic jams.

b.	In April 2018, the Company has established a fully owned subsidiary in the United States, Waycare Technologies INC ("Waycare INC"). Waycare INC engages in sales and marketing services for the Company.

c.

Since inception, the Company has incurred accumulated deficit of $10,395 and negative cash flows from operating activities. The Company is dependent upon additional funding sources in order to continue its activities and therefore there is uncertainty about the ability to generate positive cash flows from its activities in the future. The Purchaser is committed to financially support the Company in order to enable it to fulfil its financial obligation for a period of at least 12 months from the date the approval of the financial statements (see note 8).

d.

The novel coronavirus ("COVID-19") pandemic has created, and may continue to create significant uncertainty in macroeconomic conditions, and the extent of its impact on the Company's operational and financial performance will depend on certain developments, including the duration and spread of the outbreak and the impact on the Company's customers. The Company considered the impact of COVID-19 on the estimates and assumptions and determined that there were no material adverse impacts on the interim consolidated financial statements for the period ended June 30, 2021. As events continue to evolve and additional information becomes available, the Company's estimates and assumptions may change materially in future periods.

As of June 30, 2021, the Company had cash, cash equivalents and restricted cash of $991K.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes for the year ended December 31, 2020. The significant accounting policies applied in the annual financial statements of the Company as of December 31, 2020, are applied consistently in these interim consolidated financial statements.

- 7 -

WAYCARE TECHNOLOGIES LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
U.S. dollars in thousands (except share and per share data)

NOTE 3:- UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

Operating results for the six-month period ended June 30, 2021 are not necessarily indicative of the results that may be expected for the year ended December 31, 2021.

NOTE 4:- COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases facilities under an operating lease that expires on September 9, 2022. The lease agreement entered by the Company includes an extension option for an additional 2 years.

Aggregate minimum lease and rental payments under non-cancelable operating leases as of June 30, 2021, are (in the aggregate) and for each succeeding fiscal year below:

June 30, 2021 (unaudited)	Operating leases payments

2021	$47
2022	71

Total	$118

Total operating leases expenses for the six-month period ended June 30, 2021 amounted to $48.

NOTE 5:- CONVERTIBLE PREFERRED SHARES

The Composition of the Company's Convertible Preferred shares is as follows:

	June 30, 2021 (unaudited)
	Authorized	Issued and outstanding
Preferred shares A of NIS 0.01 par value each	1,628,181	1,475,538
Preferred shares A1 of NIS 0.01 par value each	250,982	239,002
Preferred shares A2 of NIS 0.01 par value each	152,378	152,378
Preferred shares A3 of NIS 0.01 par value each	359,052	359,052
Preferred shares A4 of NIS 0.01 par value each	162,309	162,309

Total	2,552,902	2,388,279

- 8 -

WAYCARE TECHNOLOGIES LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
U.S. dollars in thousands (except share and per share data)

NOTE 6:- SHAREHOLDERS' DEFICIENCY

a.	Ordinary share capital is composed as follows:

	June 30, 2021 (unaudited)
	Authorized	Issued and outstanding
	Number of shares

Ordinary shares of NIS 0.01 par value each	7,471,028	943,545

b.	Stock Option

A summary of the status of options under the Plan as of June 30, 2021 and changes during the relevant period ended on that date is presented below:

	Six months ended June 30, 2021 (unaudited)
	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate Intrinsic value

Outstanding as of January 1, 2021	329,012	$0.39	8.24	$256,208
Granted	170,145	$0.77
Exercised	-	-
Forfeited	(32,172)	$0.44

Outstanding as of June 30, 2021	466,985	$0.52	8.26	$549,624

Exercisable as of June 30, 2021	282,082	$0.78

As of June 30, 2021, there were unrecognized compensation costs of $290, which are expected to be recognized over a weighted average period of approximately 2.84 years. The weighted-average grant date fair value of options granted during the six months period ended June 30, 2021 was $1.46.

- 9 -

WAYCARE TECHNOLOGIES LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
U.S. dollars in thousands (except share and per share data)

NOTE 7:- LONG TERM LOAN

In April 2021, a new long-term loan agreement in an amount of $1,500 was signed between the Company and Silicon Valley Bank (the "Bank"). In accordance with the agreement, the principal amount will be repaid in 30 equal monthly installments, started on May 31, 2021. The Loan bears an interest at annum rate of the greater of (i) the Prime Rate plus 2.5% or (ii) 5.75%, which interest shall be payable monthly in accordance with the agreement. During the six months period ended June 30, 2021, the Company repaid $100, the remainder was paid subsequent to June 30, 2021 by the Company and Rekor, System Inc as part of the completion of the acquisition (see Note 8).

NOTE 8:- SUBSEQUENT EVENTS

On August 6, 2021, the Company signed an agreement of a Shares Purchase Agreement ("SPA") to be fully acquired by Rekor Systems Inc. (the "Buyer"), for an aggregate purchase price of $61,000, subject to the terms of the agreement. The SPA contains customary representations, warranties, and covenants of the Company and the Buyer.

- 10 -